                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.4

                            STOCKHOLDERS' AGREEMENT

                                     among

                       PANOLAM INDUSTRIES HOLDINGS, INC.

                       GENSTAR CAPITAL PARTNERS II, L.P.

                        CCFL SUBORDINATED DEBT FUND AND
                         COMPANY, LIMITED PARTNERSHIP

                            DOMTAR INDUSTRIES INC.

                                      and

                               CLAUDE P. ARCAND


                           Dated as of June 7, 1996

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01. Certain Defined Terms................................   2

                                  ARTICLE II

                             TRANSFER RESTRICTIONS


SECTION 2.01. General Restriction..................................  12
SECTION 2.02. Legends..............................................  12
SECTION 2.03. Certain Restrictions on Transfer.....................  13
SECTION 2.04. Right to Participate in Certain Sales................  13
SECTION 2.05. Right to Compel Participation in Certain Sales.......  16
SECTION 2.06. Management Stockholder Put and Company Call Options
                upon Termination of Employment.....................  18
SECTION 2.07. Certain Persons to Execute Agreement.................  21
SECTION 2.08. Certain Information..................................  22
SECTION 2.09. Improper Sale or Encumbrance.........................  22

                                  ARTICLE III

                              REGISTRATION RIGHTS

SECTION 3.01. Incidental Registration..............................  22
SECTION 3.02. Registration Upon Request............................  24
SECTION 3.03. Registration Procedures..............................  25
SECTION 3.04. Indemnification......................................  28
SECTION 3.05. Contribution.........................................  30
SECTION 3.06. Nominees of Beneficial Owners........................  32

                                  ARTICLE IV

                             CALL AND PUT OPTIONS

SECTION 4.01. Grant of Options.....................................  32
SECTION 4.02. Exercise of Options..................................  33

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

SECTION 5.01.  Rights Upon Issuance of Additional Shares..................  36
SECTION 5.02.  Recapitalizations, Exchanges, Etc., Affecting Common Stock.  38
SECTION 5.03.  Covenant to Vote...........................................  38
SECTION 5.04.  Conduct of Business........................................  38
SECTION 5.05.  Option Plan................................................  39
SECTION 5.06.  Stop Order.................................................  39
SECTION 5.07.  Board Representation; Attendance at Board Meetings.........  39
SECTION 5.08.  Certain Material Changes...................................  39

                                  ARTICLE VI

                                 MISCELLANEOUS

SECTION 6.01.  Termination................................................  40
SECTION 6.02.  Representations............................................  41
SECTION 6.03.  Expenses...................................................  41
SECTION 6.04.  Notices....................................................  41
SECTION 6.05.  Headings...................................................  41
SECTION 6.06.  Severability...............................................  41
SECTION 6.07.  Entire Agreement...........................................  42
SECTION 6.08.  Assignment.................................................  42
SECTION 6.09.  No Third Party Beneficiaries...............................  42
SECTION 6.10.  Amendment; Waiver..........................................  42
SECTION 6.11.  Governing Law..............................................  42
SECTION 6.12.  Counterparts...............................................  43
SECTION 6.13.  Remedies...................................................  43

                            STOCKHOLDERS' AGREEMENT

          STOCKHOLDERS' AGREEMENT, dated as of June ___, 1996 (as hereafter amended, supplemented or otherwise modified, this "AGREEMENT"), among PANOLAM INDUSTRIES HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"); GENSTAR CAPITAL PARTNERS II. L.P., a limited partnership organized and existing under the laws of the State of Delaware ("GCP II"); CCFL SUBORDINATED DEBT FUND AND COMPANY, LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the Province of Quebec ("CCFL"); DOMTAR INDUSTRIES INC., a corporation organized and existing under the laws of the State of Delaware ("DOMTAR U.S."); and CLAUDE P.
ARCAND:

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, the Company is authorized by its certificate of incorporation to issue 300,000 shares of capital stock, consisting of 150,000 shares of class A common stock, par value $.01 per share (the "Class A Common Stock"), and 150,000 shares of non-voting class B common stock, par value $.01 per share (together with the Class A Common Stock, the "COMMON STOCK");

          WHEREAS, pursuant to the subscription agreement, dated as of the date hereof, between the Company and GCP II, the Company issued 88,640 shares of Class A Common Stock to GCP II;

          WHEREAS, in connection with the credit agreement, dated as of the date hereof (the "SUBORDINATED CREDIT AGREEMENT"), between Panolam Industries Ltd. (formerly known as 1166293 Ontario Inc.), a corporation organized and existing under the laws of the Province of Ontario ("PANOLAM CANADA") and an indirect wholly owned subsidiary of the Company, and CCFL, the Company issued 11,000 shares of Class A Common Stock to CCFL;

          WHEREAS, in connection with the asset purchase agreement, dated February 15, 1996, between Domtar U.S. and Panolam Industries, Inc. (formerly known as PAN Acquisition, Inc.), a corporation organized and existing under the laws of the State of Delaware ("PANOLAM U.S.") and an indirect wholly owned subsidiary of the Company, as amended by letter agreements dated March 14, 1996, March 21, 1996, March 28, 1996 and April 4, 1996 and by an amending agreement, dated as of April 9, 1996. among Domtar U.S., Domtar Inc., a corporation organized under the federal laws of Canada, Panolam Canada and Panolam U.S., an as further amended by an amending agreement, dated as of the date hereof, between Domtar U.S. and Panolam U.S., and the delivery of a note (the "NOTE") made by the Company as payment in part of the purchase price thereunder, and pursuant to the warrant agreement, dated as of the date hereof (the "WARRANT AGREEMENT"), between the Company and Domtar U.S., the Company issued warrants (the "WARRANTS") to purchase up to 5,000 shares of Class A Common Stock to Domtar U.S.;

          WHEREAS, pursuant to the stock purchase agreement, dated as of the date hereof, between the Company and Mr. Arcand, the Company issued 360 shares of Class A Common Stock to Mr. Arcand;

          WHEREAS, the Company has reserved for issuance and intends to issue shares of Class A Common Stock to certain members of management of the Company and its subsidiaries and a limited number of other persons pursuant to a private placement offering memorandum (the "OFFERING MEMORANDUM");

          WHEREAS, in connection with the Employee Plans (as defined below), the Company will from time to time reserve for issuance to Employees (as defined below) shares of Clara A Common Stock; and

          WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth their agreement concerning the transfer of Shares (as defined below) and such other matters as are set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Certain Defined Terms. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below:

          "AFFILIATE" shall mean, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

          "AFFILIATED GROUP" shall mean, with respect to any person, such person and each affiliate and associate of such person and each other person with whom such person is acting "as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of" Shares (within the meaning of Section 13(d)(3) of the Exchange Act, regardless of whether the Company shall at any time be subject to the requirements of the Exchange Act).

          "AGREEMENT" or "THIS AGREEMENT" shall have the meaning specified in the preamble to this Agreement.

          "ASSOCIATE" shall mean. with respect to any person. (i) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its parents or subsidiaries.

          "BENEFICIAL OWNER" or "BENEFICIALLY OWN" shall have the meaning given such term in Rule 13d-3 under the Exchange Act.

          "BOARD" shall mean the board of directors of the Company.

          "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York, Montreal, Quebec or Toronto, Ontario.

          "CALL VALUE PER SHARE" shall mean the greater of (i) (A) EBIT multiplied by 6.0, minus (1) the total amount of all debt, and the par value of all preferred stock, if any, of the Company and its subsidiaries on a consolidated basis outstanding at the end of the then most recently ended 12-month period for which audited financial statements are available or are being prepared, plus (2) cash and Cash Equivalents shown on the balance sheet of the Company and its subsidiaries on a consolidated basis on such date, divided by
(B) the number of shares of Common Stock outstanding on such date (provided, however, that when determining the Call Value per Share of the Warrants or any Shares issued upon exercise of the Warrants, the number of Fully Diluted
Shares on such date shall be used), and (ii) zero; provided, however, that the Call Value per Share of any Share convertible, exchangeable or exercisable for Common Stock shall be reduced by the aggregate value of the consideration, if any, payable upon the conversion, exchange or exercise of such Share.

          "CASH EQUIVALENTS" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's, Moody's or Duff & Phelps Credit Rating Co. or (iii) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's or Moody's.

          "CCFL" shall have the meaning specified in the preamble to this Agreement.

          "CLASS A COMMON STOCK" shall have the meaning specified in the recitals to this Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission, and any successor commission or agency having similar powers.

          "COMMON STOCK" shall have the meaning specified in the recitals to this Agreement.

          "COMPANY" shall have the meaning specified in the preamble to this Agreement.

          "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL with") shall mean, with respect to the relationship between or among two or more persons, the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

          "DEMAND RIGHT HOLDER" shall mean any holder or holders of Registrable Securities holding a majority of the then outstanding Registrable Securities.

          "DISABILITY" shall have the meaning specified therefor in the long-term disability plan of the Company or any relevant subsidiary.

          "DOMTAR U.S." shall have the meaning specified in the preamble to this Agreement.

          "EBIT" shall mean, with respect to the Company and its subsidiaries on a consolidated basis, net income after income taxes for the then most recently ended 12-mouth period for which audited financial statements are available or are being prepared, plus (i) interest expense, (ii) income taxes and (iii) extraordinary losses, minus extraordinary gains.

          "EMPLOYEE PLAN" shall mean any equity incentive plan, agreement, bonus, award, stock purchase plan, stock option plan or other stock arrangement with respect to any Employees.

          "EMPLOYEES" shall mean employees, directors and consultants of the Company or any of its subsidiaries.

          "EMPLOYMENT AGREEMENT" shall mean the employment agreement, dated as of the date hereof, between Panolam Canada and Claude P. Arcand.

          "ENCUMBRANCE" shall mean any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (other than restrictions under applicable securities laws or the certificate of incorporation of the Company), receipt of income or other exercise of any attributes of ownership.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "EXERCISE PRICE" shall have the meaning specified in Section 3.01 of the Warrant Agreement.

          "FAIR MARKET VALUE" shall mean, with respect to any Shares as of any date of determination, (i) if such Shares are not registered under the Exchange Act, the fair value of such Shares (or the Common Stock into or for which such Shares are convertible, exchangeable or exercisable) on a fully diluted basis
(A) as determined reasonably and in good faith in the most recently completed arm's-length transaction between the Company and an unaffiliated third party in which such determination is necessary and the closing of which shall have occurred within the six months preceding such date of determination; or (B) if no such transaction shall have occurred within such six-month period, as determined reasonably and in good faith by the Board in accordance with the Valuation Criteria; or (ii) if such Shares are registered under the Exchange Act, the average of the daily Market Prices of such Shares (or the Common Stock into or for which such Shares are convertible, exchangeable or exercisable) for the 10 consecutive trading days immediately preceding such date of determination or, if such Shares have been registered under the Exchange Act for fewer than 10 consecutive trading days before such date, then the average of the daily Market Prices for all of the trading days before such date for which daily Market Prices are available; provided, however, that the Fair Market Value of any Shares convertible, exchangeable or exercisable for Common Stock shall be reduced by the aggregate value of the consideration, if any, payable upon the conversion, exchange or exercise of such Shares.

          "FULLY DILUTED SHARES" shall mean the aggregate of (i) the number of shares of Common Stock issued and outstanding (other than shares of Common Stock held in the treasury of the Company or held by any affiliate of the Company that is controlled by the Company) and (ii) the number of shares of Common Stock issuable upon (A) the exercise of any then exercisable outstanding options, warrants or similar instruments (other than such instruments held by the Company or any affiliate of the Company that is controlled by the Company), and (B) the exercise of any then exercisable conversion or exchange rights with respect to any other outstanding Shares (other than such Shares held by the Company or any affiliate of the Company that is controlled by the Company).

          "GCLLC" shall mean Genstar Capital LLC, a limited liability company organized and existing under the laws of the State of Delaware.

          "GCP II" shall have the meaning specified in the preamble to this Agreement.

          "INDEPENDENT FINANCIAL EXPERT" shall mean, in the case of a dispute under Section 4.02 the basis of which is the Fair Market Value of Shares, a nationally recognized investment banking firm, and in the case of a dispute under Section 4.02 the basis of which is the Call Value per Share or the Put Value per Share (or any component thereof), a nationally recognized accounting firm, that in either case does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its affiliates, that has not been and at the time it is called upon to give independent financial advice or accounting services to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter or placement agent with respect to any of the securities of the Company or any of its affiliates, and that does not provide any advice, opinions or services to the Company or any of its affiliates except as an Independent Financial Expert.

          "MAJORITY-OWNED SUBSIDIARY" shall mean a subsidiary more than 50% of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other majority-owned subsidiaries.

          "MANAGEMENT STOCKHOLDERS" shall mean Claude P. Arcand, together with any Employees who hereafter acquire Shares, including pursuant to any Employee Plan or the Offering Memorandum.

          "MARKET PRICE" shall mean, with respect to any Shares registered under the Exchange Act for any specified trading day, (i) in the case of Shares listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) in the case of Shares not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (iii) in the case of Shares not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (iv) if there are no bid and asked prices reported during the 10 days prior to the specified date, the Fair Market Value of such Shares as determined as if such Shares were not registered under the Exchange Act.

          "MARKETABLE SECURITIES" shall mean securities that are (i)(A) securities of or other interests in any person that are traded on a national securities exchange, reported on by the National Association of Securities Dealers Automated Quotation System or otherwise actively traded over-the-counter or (B) debt securities of an issuer that has debt or equity securities that are so traded or so reported on and in which a nationally recognized securities firm has agreed to make a market, and (ii) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, are also subject to registration or other liquidity rights reasonably acceptable to the Other Stockholders (as defined in and for purposes of Section 2.05) holding a majority of the Shares of Common Stock held by all such Other Stockholders.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "NOTE" shall have the meaning specified in the recitals to this Agreement.

          "OFFERING MEMORANDUM" shall have the meaning specified in the recitals to this Agreement.

          "PANOLAM CANADA" shall have the meaning specified in the recitals to this Agreement.

          "PANOLAM INTERNATIONAL" shall mean Panolam Industries International, Inc., a corporation organized under the laws of the State of Delaware and a direct wholly owned subsidiary of the Company.

          "PANOLAM U.S." shall have the meaning specified in the recitals to this Agreement.

          "PARENT" shall mean, with respect to any person, any affiliate controlling such person directly or indirectly through one or more intermediaries.

          "PERMITTED TRANSFEREE" shall mean (i) in the case of any Stockholder which is not a natural person and which is a signatory to this Agreement on the date hereof, any affiliate of such Stockholder; (ii) in the case of any Stockholder who is a natural person and who is a signatory to this Agreement on the date hereof, a natural person who is the issue or spouse of such Stockholder and to whom Shares are transferred from such Stockholder (A) by will or the laws of descent and distribution or (B) by gift without consideration of any kind;
(iii) in the case of Mr. Arcand (A) any corporation all the capital stock of which is owned, beneficially and of record, by Mr. Arcand and/or any natural person who is the issue or spouse of Mr. Arcand or (B) any trust all the beneficiaries of which are Mr. Arcand and/or any natural person who is the issue or spouse of Mr. Arcand; (iv) in the case of GCP II, (A) any employee or member of GCLLC, (B) any general or limited partner of GCP II or (C) up to any 10 persons in one or more transactions involving the sale of up to an aggregate of 10% of the Fully Diluted Shares; (v) the Company; (vi) GCP II; (vii) any charitable foundation all the trustees of which are Stockholders or otherwise Permitted Transferees; or (viii) any person with respect to which a resolution approved by the Requisite Holders has been adopted stating that the Requisite Holders have no objection if a Sale of Shares is made to such person.

          "PERSON" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or other entity or any government or political subdivision, agency or instrumentality thereof, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

          "PROSPECTIVE TRANSFEREE" shall have the meaning specified in Section 2.07.

          "PUBLIC COMPANY" shall mean the Company if, as of any date of determination, the Company has securities registered pursuant to Section 12 of the Exchange Act or has been subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act for a period of at least 90 days immediately preceding any such date of determination.

          "PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act.

          "PUT VALUE PER SHARE" shall mean the greater of (i) (A) EBIT multiplied by 5.0, minus (1) the total amount of all debt, and the par value of all preferred stock, if any, of the Company and its Subsidiaries on a consolidated basis outstanding at the end of the then most recently ended 12-month period for which audited financial statements are available or are being prepared, plus (2) cash and Cash Equivalents shown on the balance sheet of the Company and its subsidiaries on a consolidated basis on such date, divided by
(B) the number of shares of Common Stock outstanding on such date (provided, however, that when determining the Put Value per Share of the Warrants or any Shares issued upon exercise of the Warrants, the number of Fully Diluted Shares on such date shall be used), and (ii) zero; provided, however, that the Put Value per Share of any Share convertible, exchangeable or exercisable for Common Stock shall be reduced by the aggregate value of the consideration, if any, payable upon the conversion, exchange or exercise of such Share.

          "REGISTRABLE SECURITIES" shall mean all shares of Common Stock held by the signatories to this Agreement on the date hereof and their Permitted Transferees, the Underlying Shares and all shares of Common Stock held by Management Stockholders. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144, (iii) such secures shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend to the effect set forth in the first paragraph of the form of legend required by Section 2.02(a) restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of such securities shall not require their registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

          "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses incident to the Company's performance of or compliance with Article III, including, without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including reasonable fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all word processing, duplicating and printing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one outside counsel retained by the holders of Registrable Securities being registered (which counsel shall be satisfactory to the holders of a majority of the shares of Registrable Securities being registered), and all out-of-pocket expenses of underwriters typically paid by issuers of securities, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities being registered in all cases.

          "REQUISITE HOLDERS" shall mean, as of any date of determination, the holders of not less than two-thirds of the shares of Common Stock then outstanding.

          "RESTRICTED SHARES" shall mean all Shares other than (i) shares of Common Stock that have been registered under a registration statement pursuant to the Securities Act, (ii) shares of Common Stock with respect to which a Sale has been made in reliance on and in accordance with Rule 144, (iii) shares of Common Stock with respect to which the holder thereof shall have delivered to the Company either (A) an opinion, in form and substance satisfactory to the Company, of counsel, who shall be satisfactory to the Company, or (B) a "no action" letter from the staff of the Commission, to the effect that subsequent transfers of such Shares may be effected without registration under the Securities Act.

          "RETIREMENT" shall mean, with respect to any Management Stockholder, that (i) such Management Stockholder has reached retirement age and has retired as an Employee in accordance with the established practices and policies of the Company or its subsidiaries regarding the retirement of Employees or (ii) such Management Stockholder has accepted an offer to retire as an Employee;

          "RULE 144" shall mean Rule 144 (or any successor provision) under the Securities Act.

          "RULE 144 TRANSACTION" shall mean any Sale of Shares made in reliance upon Rule 144 (as in effect on the date hereof) which complies with paragraphs
(d), (e), (f) and (g), or paragraph (k), thereof (as in effect on the date hereof).

          "SALE" (including the terms "SELL", "SOLD" and similar derivatives thereof) shall mean any sale, assignment, transfer, grant, distribution (whether by a partnership to its partners or otherwise) or other disposition of any Shares or of a participation therein, whether voluntarily or by operation of law and whether or not for value.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "SENIOR CREDIT AGREEMENT" shall mean the credit agreement, dated as of the date hereof, among Panolam Canada and Panolam U.S. as borrowers, the Company, Panolam International, The Melamine Group, Inc., a corporation organized under the laws of the State of Oregon and an indirect wholly owned subsidiary of the Company, and Melamine Decorative Laminates, Inc., a corporation organized under the laws of the State of Oregon and an indirect wholly owned subsidiary of the Company, as guarantors, The Bank of Nova

Scotia, as agent for the lenders thereunder, and the other financial institutions party thereto, as lenders, as thereafter amended, supplemented or otherwise modified.

          "SHARES" shall mean any shares of Common Stock and any other securities of any type whatsoever convertible into or exchangeable for shares of Common Stock and any rights, options, warrants or similar instruments to purchase shares of Common Stock or any such other securities, including, without limitation, the Warrants.

          "STANDARD & POOR'S" shall mean Standard & Poor's Ratings Group. a division of McGraw-Hill Companies, Inc.

          "STOCKHOLDER" shall mean each person (other than the Company) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 2.07 or otherwise (including without limitation, any Management Stockholder), so long as such person shall beneficially own any Shares (whether or not any such person owns any Shares on the date hereof).

          "SUBORDINATED CREDIT AGREEMENT" shall have the meaning specified in the recitals to this Agreement.

          "SUBSIDIARY" shall mean, with respect to any person, any affiliate of such person controlled by such person directly, or indirectly through one or more intermediaries.

          "TERMINATION DATE" shall mean, with respect to any Management Stockholder, the date on which such Management Stockholder ceases to be an Employee.

          "THIRD PARTY" shall mean, with respect to any Stockholder, any other person, including, without limitation, any person which is a Permitted Transferee (other than the Company or any affiliate of the Company or such Stockholder).

          "UNDERLYING SHARES" shall mean the shares of Class A Common Stock issuable upon the exercise of the Warrants.

          "VALUATION CRITERIA" shall mean one or more valuation methods that the Independent Financial Expert or the Board, as the case may be, in its best professional or business judgment, as the case may be, determines to be most appropriate for use in determining the fair value of any Shares for which a determination of the Fair Market Value thereof is required pursuant to this Agreement, without giving effect to any discount attributable to any lack of liquidity of such Shares or to the fact that the Company may have no class of equity securities registered under the Exchange Act. In the event that a valuation of any Shares held by CCFL shall be required pursuant to this Agreement after the termination of the Subordinated Credit Agreement, and the Company shall have made any

Capital Expenditures (as defined in the Subordinated Credit Agreement) or incurred any additional Indebtedness (as defined in the Subordinated Credit Agreement) which would not otherwise have been permitted under the Subordinated Credit Agreement, the Independent Financial Expert or the Board, as the case may be, shall consider the effect, if any, of such Capital Expenditures or additional Indebtedness on the fair value of such Shares.

          "WARRANT AGREEMENT" shall have the meaning specified in the recitals to this Agreement.

          "WARRANTS" shall have the meaning specified in the preamble to this Agreement.

                                  ARTICLE II

                             TRANSFER RESTRICTIONS

          SECTION 2.01. General Restriction. No Stockholder shall, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares now or hereafter held or beneficially owned thereby, except in compliance with, and as required by, the Securities Act and this Agreement.

          SECTION 2.02. Legends. (a) The Company shall affix to each certificate evidencing Shares issued to any Stockholder a legend in substantially the following form:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS (i) SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS' AGREEMENT, DATED AS OF JUNE ___ 1996, AS

     THEREAFTER AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH."

          (b) In the event that any Shares shall cease to be Restricted Shares, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the first paragraph of the legend required by Section 2.02(a) affixed thereto. In the event that any Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the second paragraph of the legend required by Section 2.02(a) affixed thereto.

          SECTION 2.03. Certain Restrictions on Transfer. No Stockholder shall, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares held by such Stockholder other than (i) any Sale to a Permitted Transferee, (ii) any Sale that is made in compliance with the procedures, and subject to the limitations, set forth in Section 2.04, 2.05, 2.06, 3.01 or 3.02, (iii) any Sale pursuant to a Public Offering, (iv) any Sale pursuant to a Rule 144 Transaction so long as immediately prior to, and immediately after the consummation of, such Rule 144 Transaction the Company is a Public Company, (v) any Sale by CCFL or Domtar U.S. pursuant to Article IV or
(vi) any Encumbrance incurred by any Management Stockholder under the terms of any Employee Plan with respect to Shares held by such Management Stockholder. Notwithstanding the foregoing, except as otherwise expressly provided in this Agreement, all Sales permitted by the foregoing clauses (i) through (vi) shall be subject to, and shall not be made other than in compliance with, the provisions of Sections 2.01, 2.02, 2.07 and 2.09.

          SECTION 2.04. Right to Participate in Certain Sales. (a) (i) If GCP II receives from a Third Party or Parties a bona fide offer or offers to purchase or otherwise acquire (for purposes of this Section 2.04, an "OFFER") any shares of Common Stock held by GCP II, and GCP II intends to pursue a Sale of shares of Common Stock held thereby to such Third Party or Parties, GCP II shall provide written notice (for purposes of this Section 2.04, the "OFFER NOTICE") of such Offer to each of the other Stockholders (for purposes of this Section 2.04, the "OTHER STOCKHOLDERS") not later than 20 Business Days prior to the consummation of the Sale contemplated by the Offer. The Offer Notice shall contain a true, complete and correct copy of any and all available documents constituting the agreement to Sell and, to the extent not set forth in the accompanying documents, shall identify the maximum number of shares of Common Stock the Offer is made for (for purposes of this Section 2.04, the "OFFERED SHARES"), the consideration per Share offered for such Offered Shares, all other material terms and conditions of the Offer and, in the case of an Offer in which the consideration payable for Offered Shares consists in whole or in part of consideration other than cash, such information relating to such other consideration as is reasonably available to GCP II. Each of the Other Stockholders shall have the right and option, for a period of 15 Business Days after the date the Offer Notice is given to such Other Stockholders (for purposes of this Section 2.04, the "NOTICE PERIOD"), to notify GCP II of such Other Stockholder's interest in Selling up to its Pro Rata Portion (as defined in Section 2.04(a)(v) below) of the Offered Shares pursuant to the Offer. Each Other Stockholder desiring to exercise such option shall, prior to the expiration of the Notice Period, provide GCP II with a written notice specifying the number of shares of Common Stock as to which such Other Stockholder has an interest in Selling pursuant to the Offer (for purposes of this Section 2.04. a "NOTICE OF INTEREST"), and shall deliver to GCP II (A) the certificate or certificates evidencing the Shares to be Sold pursuant to such Offer by such Other Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form reasonably satisfactory to GCP II executed by such Other Stockholder, (B) an instrument of assignment reasonably satisfactory to GCP II assigning, as of the consummation of the Sale to the Third Party or Parties, all such Other Stockholder's rights hereunder with respect to the Shares to be Sold, and (C) a special irrevocable power-of-attorney authorizing GCP II to Sell such Shares pursuant to the terms of the Offer and to take all such actions as shall be necessary or appropriate in order to consummate such Sale. Delivery of such certificate or certificates evidencing the Shares to be Sold, the instrument of assignment and the special irrevocable power-of-attorney authorizing GCP II to Sell such Shares, shall constitute an irrevocable election by such Other Stockholder to Sell Such Shares pursuant to the Offer. The number of shares of Common Stock which GCP II shall be entitled to Sell pursuant to the Offer shall be reduced by the aggregate number of shares of Common Stock with respect to which it shall have received Notices of Interest (and the certificates, instruments and other documents required by this Section 2.04(a)(i)) from Other Stockholders. In the event any Other Stockholder does not elect to Sell any or all of its Pro Rata Portion of the Offered Shares pursuant to the Offer, GCP II shall have the right to Sell an additional number of Shares held thereby equal to the aggregate unused portion of the Other Stockholders' Pro Rata Portion of the Offered Shares.

          (ii) Promptly after the consummation of the Sale of the Shares held by GCP II and the Other Stockholders to the Third Party or Parties pursuant to the Offer, GCP II shall remit to each Other Stockholder the total sales price of the Shares of such Other Stockholder Sold pursuant thereto less such Other Stockholder's pro rata share of (A) any amounts deposited in escrow or required, in the sole discretion of GCP II, to be reserved against any liabilities arising in connection with or resulting from such Sale; provided that in the event any such escrow amount is subsequently released or such reserve amount is subsequently decreased, other than as a result of the accrual or payment of any liability for which such escrow or reserve was established, GCP II shall remit to each Other Stockholder its pro rata share of the amount released from escrow or the amount by which such reserve is decreased; and (B) all expenses (including, without limitation, attorneys' fees and expenses) incurred by GCP II in connection with such Sale.

          (iii) If at the end of the Notice Period any Other Stockholder shall not have given a Notice of Interest (and delivered all other required documents) with respect to some or all of its Pro Rata Portion of the Offered Shares, such Other Stockholder shall be deemed to have waived all its rights under this
Section 2.04 with respect to the Sale pursuant to the Offer of the portion of its Pro Rata Portion of the Offered Shares with respect to which a Notice of Interest shall not have been given. The Company shall have 180 days from the date of the Offer Notice to consummate the proposed Sale of the Offered Shares. Notwithstanding the foregoing, GCP II may Sell the shares of Common Stock pursuant to the Offer at a price and upon terms that are more favorable to GCP II than those specified in the Offer Notice; provided that any Sale of Shares by any Other Stockholder consummated at the time of such Sale shall be upon the same more favorable terms; provided further that if any Other Stockholder did not elect to Sell its Pro Rata Portion of the Offered Shares based upon the terms specified in the relevant Offer Notice, the Company shall provide such Other Stockholders with a revised Offer Notice reflecting such more favorable terms, and such Other Stockholders shall have 10 Business Days from the date it receives such revised Offer Notice to agree to Sell up to its Pro Rata Portion of such Offered Shares to be Sold upon the more favorable terms set forth in the revised Offer Notice by giving written notice to the Company of its desire to Sell such Offered Shares. In the event GCP II proposes to Sell shares of Common Stock to a Third Party or Parties after such 180-day period or shares of Common Stock in addition to those Specified in the Offer Notice, it must again comply with the procedures set forth in this Section 2.04. If, at the and of the 180-day period following the giving of the Offer Notice, GCP II has not completed the Sale of its Pro Rata Portion of the Offered Shares and the Offered Shares with respect to which Other Stockholders shall have given Notices of Interest pursuant to this Section 2.04, GCP II shall return to such Other Stockholders all certificates evidencing the unsold shares of Common Stock that such Other Stockholders delivered for Sale pursuant to this Section 2.04 and such Other Stockholders' related documents, instruments of assignment and powers-of-attorney.

          (iv) Except as expressly provided in this Section 2.04, GCP II shall have no obligation to any Other Stockholder with respect to the Sale of any Shares held by such Other Stockholder in connection with this Section 2.04. Anything herein to the contrary notwithstanding and irrespective of whether any Notice of Interest shall have been given, GCP II shall have no obligation to any Other Shareholder to Sell any Shares held thereby pursuant to this Section 2.04 or as a result of any decision by GCP II not to accept or consummate any Offer or Sale with respect to any Shares held thereby (it being understood that any and all such decisions shall be made by GCP II in its sole and absolute discretion). No Other Stockholder shall be entitled to Sell Shares directly to any Third Party or Parties pursuant to an Offer (it being understood that all such Sales shall be made only on the terms and pursuant to the procedures set forth in this Section 2.04).

          (v) For purposes of this Section 2.04, "PRO RATA PORTION" shall mean, with respect to each Stockholder, a number of Shares equal to the product of (A) the total number of Offered Shares and (B) a fraction, the numerator of which shall be the total number of Fully Diluted Shares then held by such Stockholder, and the denominator of which shall be the total number of Fully Diluted Shares then outstanding.

          (b) Anything in this Section 2.04 or in Section 2.03 to the contrary notwithstanding, (i) the provisions of this Section 2.04 shall not be applicable to any Sale of Shares pursuant to a Public Offering, pursuant to
Section 3.01 or Section 3.02 or to any transfer described in clauses (i) through
(v) of Section 2.03(a) (other than a Sale made pursuant to this Section 2.04) and (ii) in the event that GCP II shall exercise the option referred to in
Section 2.05 to require each of the Other Stockholders (as defined in and for purposes of Section 2.05) to participate in the Sale of Shares referred to therein, such Other Stockholders (as defined in and for the purposes of Section 2.05) shall thereafter have no right pursuant to this Section 2.04 to participate in any proposed Sale pursuant to this Section 2.04, but shall instead comply with the terms of Section 2.05. Nothing in this Section 2.04 shall affect any of the obligations of any of the Stockholders under any other provision of this Agreement.

          SECTION 2.05. Right to Compel Participation in Certain Sales. (a)(i) If GCP II shall, in any transaction or series of related transactions, directly or indirectly, propose (for purposes of this Section 2.05, an "OFFER") to Sell any Shares held thereby (for purposes of this Section 2.05, the "OFFERED SHARES") to a Third Party or Parties, GCP II may, at its option, require each of the other Stockholders (for purposes of this Section 2,05, the "OTHER STOCKHOLDERS") to Sell pursuant to the Offer the Pro Rata Portion (as defined in
Section 2,05(a)(ii) below) of the Shares then held by each such Other Stockholder for the same consideration per Share (less, in the case of any Shares which are rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof) and otherwise on the same terms and conditions upon which GCP II Sells its Shares; provided, however, that GCP II may not require CCFL or Domtar U.S. to sell Shares held thereby without its consent unless all amounts outstanding under the Subordinated Credit Agreement or the Note, as the case may be, shall have been paid in full.

          (ii) For purposes of this Section 2.05, "PRO RATA PORTION" shall mean, with respect to each Other Stockholder, a number of Shares equal to the product of (A) the total number of Fully Diluted Shares then held by such Other Stockholder and (B) a fraction, the numerator of which shall be the total number of Offered Shares, and the denominator of which shall be the total number of Fully Diluted Shares then held by GCP II.

          (b) (i) GCP II shall provide a written notice (for purposes of this Section 2.05, the "OFFER NOTICE") of such Offer to each of the Other Stockholders not later than 30 days prior to the consummation of the Sale contemplated by the Offer. The Offer Notice shall contain written notice of the exercise of GCP II's rights pursuant to Section 2.05(a), a true, complete and correct copy of any and all available documents constituting the agreement to Sell and, to the extent not set forth in the accompanying documents, shall identify the Offered Shares, the consideration per Share offered for such Offered Shares, all other material terms and conditions of the Offer and, in the case of an Offer in which the consideration payable for Offered Shares consists in whole or in part of consideration other than cash, such information relating to such other consideration as is reasonably available to GCP II. Within seven Business Days following the date the Offer Notice is given, each of the Other Stockholders shall deliver to GCP II (A) the certificate or certificates evidencing the Pro Rata Portion of the Shares held by such Other Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to GCP II executed by such Other Stockholder, and (B) a special irrevocable power-of-attorney authorizing GCP II, on behalf of such Other Stockholder, to Sell such Shares pursuant to the terms of the Offer and to take all such actions as shall be necessary or appropriate in order to consummate such Sale.

          (ii) Promptly after the consummation of the Sale of Shares held by GCP II and the Other Stockholders to the Third Party or Parties pursuant to the Offer, GCP II shall remit to each Other Stockholder the total sales price of the Shares of such Other Stockholder Sold pursuant thereto less such Other Stockholder's pro rata share of (A) any amounts deposited in escrow or required, in the sole discretion of GCP II, to be reserved against any liabilities arising in connection with or resulting from such Sale; provided that in the event any such escrow amount is subsequently released, or such reserve amount is subsequently decreased, other than as a result of the accrual or payment of any liability for which such escrow or reserve was established, GCP II shall remit to each Other Stockholder its pro rata share of the amount released from escrow or the amount by which such reserve is decreased; provided further that CCFL's and Domtar U.S.'s respective pro rata shares of any such escrow amount shall, except to the extent any claim is then pending with respect thereto, be released to CCFL and Domtar U.S., respectively, not later than the second anniversary of the consummation of the Sale giving rise to such escrow arrangement; and (B) all expenses (including, without limitation, attorneys' fees and expenses) incurred by GCP II in connection with such Sale. The Company shall promptly reimburse CCFL, Domtar U.S. and each Management Stockholder for any expenses paid thereby pursuant to Section 2.05(b)(ii)(B).

          (iii) If, at the end of the 180-day period following the giving of the Offer Notice, GCP II shall not have completed the Sale of all the Offered Shares and the Shares delivered to GCP II pursuant to Section 2.05(b)(i), GCP II shall return to each of the Other Stockholders all certificates evidencing unsold Shares that such Other Stockholder delivered for Sale pursuant to this Section 2.05, the instruments of transfer and such Other Stockholders' related powers-of-attorney.

          (iv) Except as expressly provided in this Section 2.05, GCP II shall have no obligation to any Other Stockholder with respect to the Sale of any Shares held by such Other Stockholder in connection with this Section 2.05. Anything herein to the contrary notwithstanding, GCP II shall have no obligation to any Other Stockholder to Sell any Offered Shares pursuant to this Section
2.05 or as a result of any decision by GCP II not to accept or consummate any Offer or Sale with respect to the Offered Shares (it being understood that any and all such decisions shall be made by GCP II in its sole and absolute discretion). No Other Stockholder shall be (A) obligated to accept or consummate any Offer or Sale with respect to the Shares of such Other Stockholder unless GCP II accepts or consummates the related Offer or Sale of the Offered Shares or
(B) entitled to make any Sale of Shares directly to any Third Party or Parties pursuant to an Offer (it being understood that all such Sales shall be made only on the terms and pursuant to the procedures set forth in this Section 2.05). Nothing in this Section 2.05 shall affect any of the obligations of any of the Stockholders under any other provision of this Agreement.

          (c) Anything in this Section 2.05 or in Section 2.03 to the contrary notwithstanding, the provisions of this Section 2.05 shall not be applicable to any Sale of Shares pursuant to a Public Offering or pursuant to
Section 3.01 or Section 3.02.

          SECTION 2.06. Management Stockholder Put and Company Call Options upon Termination of Employment. (a) If any Management Stockholder ceases to be an Employee, (i) the Company shall then have the right (for purposes of this Section 2.06, the "CALL OPTION"), exercisable during the Call Period (as defined below), to purchase all or, subject to Section 2.06(b)(iii), any portion of the Shares held by such Management Stockholder and/or such Stockholder's Permitted Transferees (for purposes of this Section 2.06, the "CALL OPTION SHARES") at Fair Market Value, and, if the Company has not elected to purchase any, or has elected to purchase fewer than all of, the Call Option Shares, each other Stockholder (for purposes of this Section 2.06, the "OTHER STOCKHOLDERS") shall then have the right to purchase all, or subject to Section 2.06(b)(iii), any portion of the Call Option Shares not therefore subscribed for by the Company, pro rata among such Other Stockholders on the basis of the number of Shares owned thereby; provided, however, that in the event any such Other Stockholder does not purchase any or all of its pro rata portion of the remaining Call Option Shares, then the other Other Stockholders shall have the right, on such pro rata basis, to purchase an amount of such unpurchased Call Option Shares based on the relative proportions of ownership of Shares of the Other Stockholders who elect to purchase such unpurchased Call Option Shares; and (ii) such Management Stockholder and/or such Stockholder's Permitted Transferees shall then have the right (for purposes of this Section 2.06, the "Put Option"), exercisable during the Put Period (as defined below), to sell to the Company all of the Shares held by such Management Stockholder and/or such

Stockholder's Permitted Transferees (for purposes of this Section 2.06, the "PUT OPTION SHARES") at Fair Market Value.

           (b) (i) The Company may exercise the Call Option by delivering written notice thereof to the Management Stockholder (for purposes of this Section 2.06, the "CALL OPTION NOTICE") at any time during the Call Period. If the Company does not deliver a Call Option Notice or if the Company elects to purchase fewer than all of the Call Option Shares, then the Company shall deliver, prior to the expiration of the Call Period, written notice to each Other Stockholder of its pro rata share of the number of Call Option Shares not subscribed for by the Company (for purposes of this Section 2.06, the "CALL OPTION PORTION NOTICE"). Each Other Stockholder may exercise its portion of the Call Option by delivering written notice thereof to the Management Stockholder (for purposes of this Section 2.06, the "CALL OPTION PRO RATA NOTICE"), with a copy to the Company, within 45 days of such Other Stockholder's receipt of the Call Option Portion Notice. The Call Option Pro Rata Notice shall also specify whether such Other Stockholder elects to purchase any Call Option Shares in addition to such Other Stockholder's pro rata portion of the Call Option Shares in the event there is an aggregate undersubscription for all Call Option Shares. Unsubscribed Call Option Shares, if any, shall be apportioned among the Other Stockholders who elect to purchase such shares based on such Other Stockholders' relative proportions of ownership of Shares.

     (ii) If the Company and/or the Other Stockholders exercise the Call Option with respect to the Call Option Shares, then the Management Stockholder and/or such Stockholder's Permitted Transferees shall sell the Call Option Shares to the Company and/or such Other Stockholders, as the case may be, within 30 days after the date of receipt of the Call Option Notice or 30 days after the date of receipt of the last Call Option Pro Rata Notice received by such Management Stockholder, as the case may be,

     (iii) Unless the Management Stockholder shall have consented to the purchase of fewer than all of the Call Option Shares, neither the Company nor the Other Stockholders may purchase any Call Option Shares unless all Call Option Shares owned by such Management Stockholder and/or such Stockholder's Permitted Transferees are purchased.

     (iv) For purposes of this Section 2.06, "CALL PERIOD" shall mean, with respect to each Management Stockholder, the period commencing on such Stockholder's Termination Date and ending on the earlier of (A) the date on which such Stockholder exercises its Put Option and (B) the first anniversary of such Stockholder's Termination Date.

          (c) (i) The Management Stockholder and/or such Stockholder's Permitted Transferees may exercise the Put Option by delivering written notice thereof to the Company (for purposes of this Section 2.06, the "Put Option Notice") at any time during the Put Period.

     (ii) If the Management Stockholder and/or such Stockholder's Permitted Transferees exercises the Put Option with respect to the Put Option Shares, then such Management Stockholder and/or such Stockholder's Permitted Transferees shall sell the Put Option Shares to the Company within 30 days after the date of delivery of the Put Option Notice.

     (iii) For purposes of this Section 2.06, "PUT PERIOD" shall mean, with respect to each Management Stockholder, the period commencing on such Stockholder's Termination Date and ending on the earlier of (A) the date on which the Company exercises its Call Option (provided, however, that in the event a Management Stockholder and the Company exercise their respective Put Option and Call Option on the same date, the Put Period shall be deemed to have ended on the day immediately preceding the date on which the Company shall have exercised its Call Option; provided that all Call Option Shares owned by such Management Stockholder and/or such Stockholder's Permitted Transferees are purchased by the Company and/or the Other Stockholders in connection with such exercise) with respect to such Stockholder's Shares and (B) the first anniversary of such Stockholder's Termination Date.

           (d) Upon the consummation of any purchase by the Company and/or any Other Stockholder pursuant to the exercise of the Call Option or the Put Option, the Management Stockholder and/or such Stockholder's Permitted Transferees shall deliver certificates or other documents satisfactory to the Company in its sole discretion evidencing the Shares sold duly endorsed, or accompanied by written instruments of transfer, free and clear of any Encumbrances, against delivery of the Fair Market Value of such Shares in cash.

          (e) Subject to the other provisions of this Agreement, from and after the time at which the Company and/or any Other Stockholder shall have tendered in immediately available funds to the Management Stockholder and/or such Stockholder's Permitted Transferees the Fair Market Value of the Shares purchased pursuant to the exercise of the Call Option or the Put Option, as the case may be, all rights (other than the right to receive payment of the Fair Market Value of such Shares) of the Management Stockholder and/or such Stockholder's Permitted Transferees with respect to the Shares for which tender has been made, including, without limitation, all voting and dividend rights, shall permanently cease and terminate, and such Management Stockholder and/or such Stockholder's Permitted Transferees shall no longer be considered the owner of such Shares.

          (f) Anything herein to the contrary notwithstanding, the Company shall not be required to purchase any Shares pursuant to this Section 2.06 to the extent that and so long as any such purchase would conflict with (i) any provision set forth in, or constitute a Default or an Event of Default (each as defined in the Senior Credit Agreement and the

Subordinated Credit Agreement, respectively) under, the Senior Credit Agreement or the Subordinated Credit Agreement, or (ii) any applicable law.

          SECTION 2.07. Certain Persons to Execute Agreement. (a) No Stockholder shall, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares held by such Stockholder, unless, prior to the consummation of any such Sale or the creation, incurrence or assumption of any such Encumbrance, (i) the person to whom such Sale is proposed to be made or the person in whose favor such Encumbrance is proposed to be created, incurred or assumed (a "PROSPECTIVE TRANSFEREE") (A) executes and delivers to the Company an agreement, in form and substance satisfactory to the Company, whereby such Prospective Transferee confirms that, with respect to the Shares that are the subject of such Sale or Encumbrance, it shall be deemed to be a "Stockholder" for the purposes of this Agreement and agrees to be bound by all the terms of this Agreement, and (B) unless such Prospective Transferee is a recognized institutional investor, financial institution or other institutional lender or GCP II, delivers to the Company an opinion of counsel, satisfactory in form and substance to the Company, to the effect that the agreement referred to above that is delivered by such Prospective Transferee is a legal, valid and binding obligation of such Prospective Transferee enforceable against such Prospective Transferee in accordance with its terms; and (ii) in the event any Prospective Transferee is an affiliate or the issue or spouse or a corporation, all of the capital stock of which, or a trust, all of the beneficiaries of which, are the issue or spouse of such transferor Stockholder, such Stockholder executes and delivers to the Company an agreement, in form and substance satisfactory to the Company, whereby such Stockholder confirms that, with respect to the Shares that are the subject of such Sale or Encumbrance, it shall guarantee the performance by such Prospective Transferee of all the terms of this Agreement. Upon the execution and delivery by such Prospective Transferee of the agreements referred to in clauses (i)(A) and (ii), as the case may be, of the next preceding sentence and, if required, the delivery of the opinion of counsel referred to in clause (i)(B) of the next preceding sentence, such Prospective Transferee shall be deemed a "Stockholder" for the purposes of this Agreement, and shall have the rights and be subject to the obligations of a Stockholder hereunder with respect to the Shares held by such Prospective Transferee or in respect of which such Encumbrance shall have been created, incurred or assumed.

          (b) In the event that the Company shall issue any Shares, or make a Sale of any issued Shares, to any person, or shall otherwise request any person owning Shares or owning the right to acquire Shares to execute an agreement, such person shall execute and deliver to the Company an agreement, in form and substance satisfactory to the Company, whereby such person confirms that, with respect to the Shares that are the subject of such Sale or request, it shall be deemed to be a "Stockholder" for purposes of this Agreement and agrees to be bound by all the terms of this Agreement, and such person shall thereupon be deemed a "Stockholder" for purposes of this Agreement, and shall have the rights and be subject to the obligations of a Stockholder hereunder with respect to the Shares held by such person.

          (c) Anything in this Section 2.07 or in Section 2.03 to the contrary notwithstanding, the provisions of this Section 2.07 shall not be applicable to (i) any Sale of Shares pursuant to a Public Offering or pursuant to Section 3.01 or Section 3.02, (ii) any Sale of Shares in a Rule 144 Transaction so long as immediately prior to, and immediately after the consummation of, such Rule 144 Transaction the Company is a Public Company, or
(iii) any Encumbrance incurred by any Management Stockholder under the terms of any Employee Plan with respect to Shares held by such Management Stockholder.

          SECTION 2.08. Certain Information. In the event that and so long as the Company shall be a Public Company, it shall file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 in connection with any Sale of Shares by a Stockholder shall be met.

          SECTION 2.09. Improper Sale or Encumbrance. Except as specifically permitted under this Agreement, any attempt to make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares shall be null and void and neither the Company nor any transfer agent thereof shall give any effect in the Company's stock records to such attempted Sale or Encumbrance.

                                  ARTICLE III

                              REGISTRATION RIGHTS

          SECTION 3.01. Incidental Registration. (a) If the Company at any time proposes to register any Shares under the Securities Act on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, each such time it shall give prompt written notice to all holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of Shares and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of any such holder of Registrable Securities delivered to the Company within 30 days after such notice shall have been given to such holder (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of all Registrable Securities that the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that:

               (i) if, at any time after giving such written notice of its intention to register any Shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register Shares, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 3.01(b));

               (ii) if (A) the registration so proposed by the Company involves an underwritten offering of securities so to be registered, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering selected by the Company shall advise the Company that, in its judgment, the number of shares of Registrable Securities and any other securities proposed to be included in such offering should be limited (1) due to market conditions or (2) because the inclusion of Registrable Securities could adversely impact the purchase price obtained for the securities proposed to be included in such offering by the Company, then the Company shall promptly advise each such holder of Registrable Securities thereof and may require, by written notice to each such holder accompanying such advice, that, to the extent necessary to meet such limitation, all holders of Registrable Securities proposing to sell shares of Registrable Securities in such offering shall share pro rata in the number of shares of Registrable Securities to be excluded from such offering, such sharing to be based on the respective numbers of shares of Registrable Securities as to which registration has been requested by such holders and that the distribution of such Registrable Securities as are so excluded be deferred (in case of a deferral as to a portion of such Registrable Securities, such portion to be allocated among such holders in proportion to the respective numbers of shares of Registrable Securities so requested to be registered by such holders) until the completion of the distribution of such securities by such underwriters; provided that in the case of Registrable Securities held by any Management Stockholder, the Company may require that all (or such other number of shares of Registrable Securities greater than such Management Stockholder's pro rata share) of such Management Stockholder's shares of Registrable Securities be excluded from such offering; and

               (iii) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 3.01 that is incidental to the registration of any of its securities in connection with any merger, acquisition, exchange offer, dividend reinvestment plan or Employee Plan.

          (b) The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities effected by it pursuant to this
Section 3.01.

          SECTION 3.02. Registration Upon Request. (a) Upon the written request of any Demand Right Holder requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Demand Right Holder and specifying the intended method or methods of disposition of such Registrable Securities, the Company shall promptly give written notice of such requested registration to all holders of Registrable Securities and thereupon will use its best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of (i) the Registrable Securities that the Company has been so requested to register by such holder or holders, for disposition in accordance with the intended method of disposition stated in such request, and (ii) all other Registrable Securities that the Company has been requested to register by the holders of Registrable Securities by written request delivered to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

          (b) Anything contained in Section 3.02(a) to the contrary notwithstanding, the Company shall not be required to effect any registration pursuant to this Section 3.02 if the Board determines that, in its judgment, it would (because of the existence of, or in anticipation of, any acquisition involving the Company or any of its subsidiaries or any financing activity, or the unavailability for reasons substantially beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company or any of its subsidiaries) be significantly disadvantageous (for purposes of this Section 3.02, a "DISADVANTAGEOUS CONDITION") to the Company or any of its subsidiaries for such a registration statement to become effective, or to be maintained effective, the Company shall, notwithstanding any other provision of this Article III, be entitled, upon the giving of a written notice (for purposes of this Section 3.02, a "DELAY NOTICE") to such effect to each holder of Registrable Securities included or to be included in such registration statement, to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until, in the judgment of the Board, such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the holders of Registrable Securities with respect to which any such registration statement has been filed, or was to have been filed).

Upon receipt of any notice of the existence of a Disadvantageous Condition, such holders of Registrable Securities selling securities pursuant to an effective registration statement will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such holder of Registrable Securities will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities.

          (c) In connection with any underwritten offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 3.02, the Company shall have the right to select the managing underwriter with respect to such offering; provided, however, that in connection with an underwritten offering of Registrable Securities where GCP II or any of its affiliates are the holders of a majority of such Registrable Securities, GCP II shall have the right to select the managing underwriter with respect to such offering.

          (d) The Company shall pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 3.02.

          SECTION 3.03. Registration Procedures. (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.01 or 3.02, the Company shall, as expeditiously as is reasonable:

                (i) prepare and file with the Commission on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (A) such time as all such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (B) the expiration of 30 days from the date such registration statement first becomes effective;

                (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                (v) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, of (A) any opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), received by the Company in connection with such registration statement, and (B) any "cold comfort" letter signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement received by the Company in connection with such registration statement;

                (vi) immediately notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with applicable law, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with applicable law and so that such prospectus, as amended or supplemented, shall comply with applicable law;

                (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                (viii) use its best efforts to list such securities on each securities exchange on which similar securities issued by the Company are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

                (ix) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing Shares without the legends described in Section 2.02(a).

          (b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

          (c) If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a holder or holders of Registrable Securities pursuant to a registration requested under Section 3.02, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in
Section 3.04.

          (d) If so required by the managing underwriters in connection with an underwritten offering of Registrable Securities pursuant to Section 3.01 or 3.02, holders of Registrable Securities shall not effect any public sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such underwritten public offering) within seven days prior to the effective date of the registration statement with respect to such underwritten public offering or 120 days after the effective date of such registration statement or within such other period as required by the managing underwriters.

          (e) If so required by the managing underwriters in connection with an underwritten offering of Registrable Securities pursuant to Section 3.01 or 3.02, the Company shall not effect any public sale or distribution of any Shares during the seven days prior to and the 180 days after the effective date of any registration statement with respect to such underwritten public offering, except as part of such underwritten offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

          (f) It is understood that in any underwritten offering of Registrable Securities in addition to the Shares (for purposes of this Section 3.03, the "INITIAL SHARES") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional Shares (for purposes of this Section 3.03, the "OPTION SHARES") equal to up to 15% of the Initial Shares (or such other maximum amount as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. Shares proposed to be sold by the Company and the holders under Section 3.01 shall be allocated between Initial Shares and Option Shares as agreed or, in the absence of agreement, pursuant to Section 3.01(a)(ii).

          SECTION 3.04. Indemnification. (a) In the event of any registration of any debt or equity securities of the Company under the Securities Act, the Company shall, and hereby does, to the fullest extent permitted by applicable law, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 3.01 or 3.02, the seller of any Registrable Securities covered by such registration statement, its directors and officers, general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors), each other person who participates as an underwriter in the offering or sale of such securities, each officer and director of each such underwriter, and each other person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller or any such director or officer or participating or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such seller, and each such director, officer, partner, advisor, underwriter and controlling person for any legal or other fees and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or fee or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such indemnified party, or (B) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but notified to such indemnified party prior to any sale of Registrable Securities and subsequently corrected by the Company in any final prospectus, amendment or supplement made available to such indemnified party but which final prospectus, amendment or supplement was not used by such indemnified party in the sale of Registrable Shares that gave rise to such loss, claim, damage, liability (or action or proceeding in respect thereof) or fee or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, advisor, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section
3.01 or 3.02, that the Company shall have received an undertaking satisfactory to it from (i) the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.04(a), except that any such prospective seller shall not in any event be liable to the Company pursuant thereto for an amount in excess of the net proceeds of sale of such prospective seller's Registrable Securities so to be sold) the Company, each such underwriter of such securities, each officer and director and each general and limited partner (and each director and officer thereof and if such prospective seller's a portfolio or investment fund, each investment advisor thereof) of each such underwriter and each other person, if any, who controls the Company or any such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 or the Exchange Act, and (ii) each such underwriter of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.04(a)) the Company, each officer and director of the Company, each prospective seller, each officer and director and each general and limited partner (and each director and officer thereof and, if such prospective seller is a portfolio or investment fund, each investment advisor thereof) of each prospective seller and each other person, if any, who controls the Company or any such prospective seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such prospective seller or such underwriter, as the case may be, to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary, prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such underwriter, director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in Section 3.04(a) or (b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding provisions of this Section 3.04, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case, the indemnifying party shall not be liable for the fees and expenses of more than one counsel (other than local counsel) for all sellers of Registrable Securities, or more than one counsel (other than local counsel) for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other fees and expenses subsequently incurred by the latter in connection with the defense thereof.

          SECTION 3.05. Contribution. (a) If the indemnification provided for in
Section 3.04 is unavailable to the indemnified party or parties in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party and the Company shall contribute to the amounts paid or payable by such indemnified parties as a result of such losses, claims, damages or liabilities (i) as between the Company and the holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and each holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering {net of underwriting discounts and commissions but before deducting expenses) received by the Company and such holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information applied by the Company and such holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 3.05 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other fees and expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.05, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no holder of Registrable Securities shall be required to contribute any amount in excess Of the amount by which the total price at which the Registrable Securities of such holder were offered to the public exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Stockholder's obligation to contribute pursuant to this Section 3.05 is several in the proportion that the proceeds of the offering received by such Stockholder bears to the total proceeds of the offering received by all the Stockholders and not joint.

          SECTION 3.06. Nominees of Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                                  ARTICLE IV

                             CALL AND PUT OPTIONS

          SECTION 4.01. Grant of Options. (a) The Company shall have the right (for purposes of this Article IV, a "CALL OPTION"), during the Call Period (as defined below) applicable to CCFL or Domtar U.S., as the case may be, to purchase all, but not fewer than all, the Shares then held by CCFL or Domtar U.S., as the case may be, at the Call Purchase Price (as defined below).

          (b) Each of CCFL and Domtar U.S. shall have the right (for purposes of this Article IV, a "PUT OPTION"), during the Put Period (as defined below) applicable to CCFL or Domtar U.S., as the case may be, to sell all, but not fewer than all, the Shares then held by CCFL or Domtar U.S., as the case may be, at the Put Purchase Price (as defined below).

          (c)   For purposes of this Section 4.01:

                (i) "CALL PERIOD" shall mean (A) with respect to CCFL, the period commencing on the later of (1) the date on which all amounts outstanding under the Subordinated Credit Agreement shall have been paid in full and (2) the first anniversary of the date on which all amounts outstanding under the Subordinated Credit Agreement shall have become due and payable in full, and ending on the tenth anniversary of the date hereof, and (B) with respect to Domtar U.S., the period commencing on the later of (1) the date on which all amounts outstanding under the Note shall have been paid in full and (2) the first anniversary of the date on which all amounts outstanding under the Note shall have become due and payable in full, and ending on the tenth anniversary of the date hereof;

                (ii) "CALL PURCHASE PRICE" shall mean the purchase price per Share equal to the greater of (A) the Call Value per Share and (B) the Fair Market Value per Share, each determined as of the date that the Company delivers a Call Option Notice (as defined below); provided, however, that no Call Option shall be exercisable under this Section 4.01 at any time that EBIT for the four fiscal quarters then most recently ended is less than US$20,000,000;

                (iii) "PUT PERIOD" shall mean (A) with respect to CCFL, the period commencing on the date on which all amounts outstanding under the Credit Agreement shall have become due and payable in full, and ending on the tenth anniversary of the date hereof, and (B) with respect to Domtar U.S., the period commencing on the date on which all amounts outstanding under the Note shall have become due and payable in full, and ending on the tenth anniversary of the date hereof:

                (iv) "PUT PURCHASE PRICE" shall mean the purchase price per Share equal to the greater of (A) the Put Value per Share and (B) the Fair Market Value per Share, each determined as of the date that CCFL or Domtar U.S., as the case may be, delivers a Put Option Notice.

          SECTION 4.02. Exercise of Options. (a) In order to exercise a Call Option pursuant to Section 4.01, the Company shall deliver to CCFL or Domtar U.S., as the case may be, written notice (a "CALL OPTION NOTICE") of its election to exercise the Call Option with respect to such Stockholder's Shares, which Call Option Notice shall set forth (i) the date (which date shall be not fewer than 20 nor more than 90 days after the date such Call Option Notice is delivered to CCFL or Domtar U.S., as the case may be) on which it will purchase such Stockholder's Shares, (ii) the Call Purchase Price and (iii) in reasonable detail, the calculation of the Call Purchase Price. The Company shall attach to the Call Option Notice (or promptly deliver to CCFL or Domtar U.S., as the case may be, upon completion) a complete and correct copy of the audited financial statements of the Company and its subsidiaries on a consolidated basis for the then most recently ended 12-month period for which such statements are available or are being prepared.

          (b) In order to exercise its Put Option pursuant to Section 4.02, CCFL or Domtar U.S., as the case may be, shall deliver to the Company written notice (a "PUT OPTION NOTICE") of its election to exercise the Put Option with respect to such Stockholder's Shares. Within 10 Business Days of receipt of any such Put Option Notice, the Company shall deliver to CCFL or Domtar U.S., as the case may be, written notice (a "PUT PURCHASE NOTICE") of acceptance of such election, which Put Purchase Notice shall specify (i) the date (which date shall be not fewer than 20 nor more than 90 days after the date such Put Purchase Notice is delivered to CCFL or Domtar U.S., as the case may be) on which it will purchase the Shares with respect to which such Put Option has been exercised,
(ii) the Put Purchase Price and (iii) in reasonable detail, the calculation of the Put Purchase Price. The Company shall attach to the Put Purchase Notice (or promptly deliver to CCFL or Domtar

U.S., as the case may be, upon completion) a complete and correct copy of the audited financial statements of the Company and its subsidiaries on a consolidated basis for the then most recently ended 12-month period for which such statements are available or are being prepared.

          (c) In the event that Domtar delivers a Put Option Notice to the Company, the Company shall promptly deliver to CCFL written notice thereof, and the Company shall not close the purchase of Shares pursuant thereto until at least 30 days after delivery of such Put Option Notice to CCFL. If CCFL shall deliver a Put Option Notice prior to the expiration of such 30-day period, CCFL's right to receive the Put Purchase Price per Share for the Shares held by CCFL shall have priority over Domtar's right to receive the Put Purchase Price per Share for the Shares held by Domtar with respect to such Put Option Notice, and the Company shall not pay any amounts to Domtar pursuant to the exercise of Domtar's Put Option until all amounts due CCFL pursuant to the exercise of CCFL's Put Option shall have been paid in full. If CCFL shall not deliver a Put Option Notice prior to the expiration of such 30-day period, CCFL's right to receive the Put Purchase Price per Share for the Share held by CCFL pursuant to any subsequent exercise of its Put Option shall rank pari passu with Domtar's right to receive the Put Purchase Price per Share for the Shares held by Domtar.

          (d) Unless the Company shall receive from CCFL or Domtar U.S., as the case may be, a written notice (a "DISPUTE NOTICE") disputing the amount of the Call Purchase Price or the Put Purchase Price set forth in a Call Option Notice or a Put Purchase Notice, as the case may be (which Dispute Notice shall set forth in reasonable detail the basis of such Holder's claim that the amount of the Call Purchase Price or the Put Purchase Price, as the case may be, set forth in any such notice does not accurately reflect the Call Value per Share, the Put Value per Share or the Fair Market Value, as the case may be, of the Shares subject to such Call Option or Put Option, as the case may be), within 20 days of the date any such Call Option Notice or Put Purchase Notice, as the case may be, was delivered by the Company to such Stockholder (or, if later, the date on which any other information required to be delivered pursuant to Section 4.02(a) or 4.02(b) shall have been delivered to such Stockholder), the amount of the Call Purchase Price or the Put Purchase Price set forth in any such Call Option Notice or Put Purchase Notice, as the case may be, shall, assuming the completeness and correctness of the information provided by the Company pursuant to Section 4.02(b), be final, binding and conclusive on the Company and CCFL or Domtar U.S., as the case may be.

          (e) In the event CCFL or Domtar U.S., as the case may be, delivers to the Company a Dispute Notice, the Company and CCFL or Domtar U.S., as the case may be, shall, within 10 Business Days of the date of any such Dispute Notice, commence good faith negotiations to resolve the issues forming the basis of such Dispute Notice.

          (f)   In the event the parties to the negotiations referred to in
Section 4.02(e) are unable to resolve the issues forming the basis of such Dispute Notice within 30 days of the date of such Dispute Notice, CCFL or Domtar U.S., as the case may be, shall choose one appraiser, the Company shall choose one appraiser, and CCFL or Domtar U.S., as the case may be, and the Company together shall choose a third appraiser. Each appraiser shall be an Independent Financial Expert reasonably acceptable to the Company and CCFL or Domtar U.S., as the case may be. If the Company and CCFL or Domtar U.S., as the case may be, are unable to agree on a third appraiser, such appraiser shall be chosen by CCFL's or Domtar U.S.'s, as the case may be, and the Company's respective appraisers. The parties shall choose such appraisers within 20 days of the date of the Dispute Notice received by the Company. CCFL or Domtar U.S., as the case may be, and the Company shall each use its reasonable best efforts to assist the appraisers in completing their appraisals in a timely manner. In the event that the calculation of Fair Market Value shall form the basis upon which the Dispute Notice shall have been delivered, each appraiser shall separately appraise in accordance with the Valuation Criteria the fair value of the Shares subject to the Call Option or the Put Option, as the case may be, as of a date which is within 30 days of the date as of which the determination is to be made. In the event that the Call Value per Share or the Put Value per Share (or any component thereof) shall form the basis upon which the Dispute Notice shall have been delivered, each appraiser shall separately calculate in accordance with generally accepted accounting principles the Call Value per Share or the Put Value per Share, as the case may be. After each appraiser has completed its appraisal, the two appraisals closest to each other in value shall be retained and the third appraisal shall be discarded. The average of the remaining appraisals shall be used to calculate the Call Purchase Price or Put Purchase Price, as the case may be, for purposes of this Article IV.

          (g)   The costs and expenses of any appraisers retained pursuant to
Section 4.03(f) shall be borne (i) by the Company in the case of the appraiser selected thereby, (ii) by CCFL or Domtar U.S., as the case may be, in the case of the appraiser selected thereby, and (iii) equally by the Company and CCFL or Domtar U.S., as the case may be, in the case of the appraiser selected jointly.

          (h) The Company shall purchase the Shares with respect to which it has delivered any Call Option Notice or Put Purchase Notice, as the case may be, on the date specified by the Company in any such Notice; provided, however, that in the event any Dispute Notice is received by the Company in response to any Call Option Notice or Put Purchase Notice delivered by the Company, the Company shall purchase the Shares covered by such Call Option Notice or Put Purchase Notice, as the case may be, within 10 Business Days after the appraisal procedure described in Section 4.03(f) has been completed, and a final, binding and conclusive Call Purchase Price or Put Purchase Price, as the case may be, determined.

          (i) Anything herein to the contrary notwithstanding, the Company shall not be required to purchase any Shares pursuant to this Article IV to the extent that and so long as any such purchase would (i) conflict with any provision set forth in, or constitute or give rise to a Default or an Event of Default (each as defined in the Senior Credit Agreement and the Subordinated Credit Agreement, respectively) under, the Senior Credit Agreement or the Subordinated Credit Agreement, or constitute a "default" or "event of default" under any other agreement with respect to indebtedness of the Company or any of its subsidiaries; provided, however, that any such restriction or prohibition on purchasing the Shares in such agreement shall apply equally to paying dividends on or making redemptions of any shares of capital stock of the Company; (ii) violate any applicable law; or (iii) render the Company insolvent. The Company shall not amend the Senior Credit Agreement or the Subordinated Credit Agreement in a manner so as to restrict the Company's ability to honor or prohibit the Company from honoring the Put Option unless such restriction or prohibition applies equally to the payment of dividends on or redemption of shares of capital stock of the Company, without regard to the identity of the holder thereof.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

          SECTION 5.01. Rights Upon Issuance of Additional Shares. (a) The Company hereby grants to CCFL and Domtar U.S. the following rights with respect to any and all proposed issuances or Sales of additional Shares by the Company to GCP II:

              (i) The Company shall give CCFL and Domtar U.S. written notice of the Company's intention to issue or Sell to GCP II additional Shares (the "GCP II ISSUANCE NOTICE"), describing the type of Shares, the price at which such Shares will be Sold and the general terms upon which the Company proposes to issue or Sell such Shares, including the anticipated date of such issuance or Sale;

              (ii) CCFL and Domtar U.S., shall each have 30 days from the date it receives the GCP II Issuance Notice to agree to purchase all of its Pro Rata Portion (as defined in Section 5.01(a)(iv) below) of such Shares by giving written notice to the Company of its desire to purchase such Shares (the "RESPONSE NOTICE"). Such Response Notice shall constitute the irrevocable agreement of CCFL or Domtar U.S., as the case may be, to purchase such Shares at the price and upon the terms stated in the GCP II Issuance Notice; provided, however, that if the Company is proposing to issue or Sell to GCP II Shares for consideration other than all cash, the Company shall accept from CCFL and Domtar U.S. either non-cash consideration which is reasonably comparable to the non-cash consideration proposed by the Company or the cash value of such non-cash consideration. Any purchase by CCFL or Domtar U.S., as the case may be, of Shares pursuant to this Section 5.01 shall be consummated on or prior to the later of (A) the dare on which the Shares described in the applicable GCP II Issuance Notice are issued or Sold to GCP II or (B) the tenth Business Day following delivery of the Response Notice by CCFL or Domtar U.S., as the case may be;

               (iii) The Company shall have 180 days from the date of the GCP
     II Issuance Notice to consummate the proposed issuance or Sale of the Shares which CCFL and Domtar U.S. have not elected to purchase pursuant to
     Section 5.01(a)(ii). Notwithstanding the foregoing, the Company may Sell the Shares which CCFL and Domtar U.S. have not elected to purchase pursuant to a Response Notice at a price and upon terms that are less favorable to the Company than those specified in the GCP II Issuance Notice; provided that any purchase of Shares by CCFL or Domtar U.S. consummated at the time of such Sale, pursuant to the last sentence of Section 5.01(a)(ii), shall be upon the same less favorable terms; provided further that if CCFL or Domtar U.S. did not elect to purchase its Pro Rata Portion of Shares based upon the terms specified in the relevant GCP II Issuance Notice, the Company shall provide CCFL or Domtar U.S., as the case may be, with a revised GCP II Issuance Notice reflecting such less favorable terms, and CCFL or Domtar U.S., as the case may be, shall have 10 Business Days from the date it receives such revised GCP II Issuance Notice to agree to purchase all of its Pro Rata Portion of such Shares to be issued upon the less favorable terms set forth in the revised GCP II Issuance Notice by giving written notice to the Company of its desire to purchase such Shares. In the event the Company proposes to issue or Sell Shares to GCP II after such 180-day period or Shares in addition to those specified in the GCP II Issuance Notice, it must again comply with the procedures set forth in this
     Section 5.01; and

               (iv) For purposes of this Section 5.01, "PRO RATA PORTION" shall mean a number equal to the product of (A) the total number of Shares specified in the GCP II Issuance Notice and (B) a fraction, the numerator of which shall be the number of Fully Diluted Shares then held by CCFL or Domtar U.S., as the case may be, and the denominator of which shall be the total number of Fully Diluted Shares outstanding as of the date of the GCP II Issuance Notice.

          (b) The Company hereby grants to CCFL the following rights with respect to any and all issuances of shares of Common Stock by the Company to any Employee in connection with any Employee Plan or otherwise:

               (i) The Company shall give CCFL written notice of any such issuance of shares of Common Stock (an "EMPLOYEE ISSUANCE NOTICE"), which Employee Issuance Notice shall set forth the total number of shares of Common Stock so issued and the total number of shares of Common Stock CCFL would need to be issued to it in order for it to maintain its proportionate equity interest in the Company;

               (ii) CCFL shall have 30 days from the date it receives an Employee Issuance Notice to agree to purchase for nominal consideration that number of shares of Common Stock it would need to be issued to it in order for it to maintain its proportionate equity interest in the Company by giving written notice to the Company of its desire to purchase such shares; and

               (iii) The Company shall promptly issue to CCFL for nominal consideration that number of shares of Common Stock with respect to which CCFL has given proper notice pursuant to Section 5.01(b)(ii).

          (c) CCFL shall not be entitled to purchase any shares of Common Stock pursuant to Section 5.01(b) in connection with the issuance of any shares of Common Stock to any person pursuant to the Offering Memorandum.

          SECTION 5.02. Recapitalizations, Exchanges, Etc., Affecting Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shares covered hereby, to any and all shares of capital stock of the Company which may be issued in respect of, in exchange for, or in substitution of, Shares covered hereby, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. Prior to consummating a Public Offering of Common Stock, the Company shall, if necessary (and each Stockholder hereby agrees to vote to) reclassify the Company's capital to accommodate such Public Offering.

          SECTION 5.03. Covenant to Vote. Each voting Stockholder shall take all actions within its power necessary to call, or cause the Company and the appropriate officers and directors of the Company to call, special or annual meetings of stockholders of the Company and to vote, or consent in writing with respect to, all shares of voting Common Stock owned or held of record by such voting Stockholder at any such annual or Special meeting, or in connection with any consent of stockholders in lieu of any such meeting, in a manner so as to implement the terms of, and otherwise effect the intent of, this Agreement.

          SECTION 5.04. Conduct of Business. It is the intention of each Stockholder that the business and affairs of the Company and its subsidiaries be managed by their respective boards of directors (or equivalent governing bodies) in the best interests of the Company and its subsidiaries taken as a whole. In furtherance of the foregoing, from and after the date hereof, no Stockholder nor any of their respective affiliates shall enter into any written or oral contract, agreement or other arrangement to engage in business or enter into any transaction, or shall engage in business or enter into any transaction, with the Company or any of its subsidiaries unless the terms and provisions of such contract, agreement or other arrangement or the terms on which such business or transaction is conducted, as the case may be, are fair to the Company or such subsidiary and are substantially equivalent to terms that would have been obtained in an arm's-length relationship; provided that (a) the management fee, if any, payable by the Company or any subsidiary thereof to GCLLC or any affiliate thereof, and (b) the Employment Agreement, shall be deemed to satisfy the requirements of this
Section 5.04.

          SECTION 5.05. Option Plan. The Company shall, and each voting Stockholder shall cause the Company to, institute a stock option plan in a form approved by the Board, pursuant to which up to an additional 10% of the total number of Fully Diluted Shares outstanding from time to time will be reserved for the Management Stockholders and other employees of the Company.

          SECTION 5.06. Stop Order. A stop order shall be placed in the stock transfer records of the Company against the transfer of Shares subject to this Agreement.

          SECTION 5.07. Board Representation; Attendance at Board Meetings. (a) CCFL shall have the right to nominate one director for election to the Board, and each Stockholder shall act pursuant to Section 5.03 to elect such nominee to the Board.

          (b) CCFL shall have the right to have two of its representatives attend each meeting of the Board, and the Company shall reimburse CCFL for the reasonable expenses of such representatives incurred in connection with the attendance at any such meeting of the Board.

          (c) The provisions of Section 5.07(a) and (b) shall immediately terminate and shall be of no further force and effect on the earlier of (i) (A) the date on which CCFL shall first cease to own any Shares, (ii) the later of
(A) the date on which all amounts outstanding under the Subordinated Credit Agreement shall have been paid in full and (B) the Maturity Date (as defined in the Subordinated Credit Agreement), and (iii) the date on which the Company shall have completed an underwritten Public Offering of Common Stock and shall be a Public Company.

          SECTION 5.08. Certain Material Changes. (a) Notwithstanding any other provision of this Agreement to the contrary (except for Sections 5.08(c) and 6.01(a)), the Stockholders shall not approve and the Company shall not implement, without the express written consent of CCFL, which consent shall not be unreasonably withheld:

               (i) any amendment or repeal of any provision of the certificate of incorporation or by-laws of the Company if such amendment or repeal would materially and adversely affect CCFL's rights as a Stockholder;

               (ii) any non-arm's length contract between the Company and any Stockholder or any affiliate thereof except any such contract (A) entered into in the ordinary course of the Company's business so long as any consideration payable thereunder is substantially the same as would be payable in an arm's length transaction under similar circumstances, and (B) between the Company and GCP II or any affiliate thereof (including GCLLC) so long as the aggregate amount of any management fees payable thereunder does not exceed the amount permitted under the Subordinated Credit Agreement;

               (iii) any material change in the nature of the Business (as defined in the Subordinated Credit Agreement) of the Company; and

               (iv) any payment of bonuses or other special compensation (excluding base salary) to senior management employees of Panolam U.S. or Panolam Canada in excess of the amounts provided for such payments in the Annual Plan (as defined in the Subordinated Credit Agreement) for the relevant fiscal period.

The provisions of this Section 5.08(a) shall immediately terminate and shall be of no further force and effect on the earlier of (A) the date on which CCFL shall first cease to own any Shares, (B) the Maturity Date (as defined in the Subordinated Credit Agreement) and (C) the date on which the Company shall have completed an underwritten Public Offering of Common Stock and shall be a Public Company.

          (b) Notwithstanding any other provision of this Agreement to the contrary (except for Section 6.01(a)), the Stockholders shall not approve and the Company shall not implement, without the express written consent of Domtar U.S., which consent may be withheld in Domtar U.S.'s sole discretion, any amendment or repeal of any provision of the certificate of incorporation or by-laws of the Company or of Panolam International if such amendment or repeal would expand the scope of the business which might be carried on by either the Company or Panolam International. The provisions of this Section 5.08(b) shall immediately terminate upon payment in full of the Note.

                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01. Termination. (a) The provisions of Sections 2.04, 2.05, 5.01, 5.02, 5.03, and 5.08 shall terminate on the date on which the Company shall have completed an underwritten Public Offering of Common Stock and shall be a Public Company.

          (b) The provisions of Sections 2.03 and 2.07 shall terminate with respect to any particular Shares upon the registration thereof under the Securities Act.

          (c) Any Stockholder who no longer owns any Shares (otherwise than by reason of a transfer or transfers in violation of this Agreement) shall automatically and with no further action by any party hereto no longer be a party to this Agreement for any purpose.

          SECTION 6.02. Representations. Each party hereto hereby represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance its terms.

          SECTION 6.03. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. Without limiting the generality of the foregoing, the Company shall pay all costs and expenses of counsel to the Company incurred in connection with the preparation and negotiation of this Agreement.

          SECTION 6.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at their addresses set forth on the signature pages to this Agreement (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 6.04).

          SECTION 6.05. Headings. The descriptive headings contained in the Agreement are for convenience of reference only and shall not affect in any way the meaning, construction or interpretation of this Agreement.

          SECTION 6.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

          SECTION 6.07. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or among the parties with respect to the subject matter hereof; provided, however, that to the extent any provision of the Employment Agreement regarding options or other rights to acquire shares of Class A Common Stock conflict with any provision of this Agreement, the terms of the Employment Agreement shall prevail.

          SECTION 6.08. Assignment. No Stockholder may assign any of its rights under this Agreement to any person other than a transferee that has, if applicable, complied with the requirements of Section 2.07 in all respects.

          SECTION 6.09. No Third Party Beneficiaries. Except for the provisions of Section 3.04 relating to indemnification (which provisions shall inure to the benefit of the parties entitled to indemnification thereunder), this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any Prospective Transferee unless such Prospective Transferee shall have agreed in writing to be bound by the terms of this Agreement. Nothing in this Agreement, whether express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

          SECTION 6.10. Amendment; Waiver. This Agreement may not be amended, waived, supplemented or otherwise modified except by an instrument in writing duly executed by, or on behalf of, the Requisite Holders; provided, however, that any amendment, waiver, supplement or other modification to this Agreement
(a) shall also require the consent of any Stockholder who owns 33% or more of the Fully Diluted Shares then outstanding and subject to this Agreement, and (b) that adversely affects the rights of GCP II, CCFL, Domtar U.S. or the Management Stockholders as a group, in each case in the opinion of such Stockholder acting reasonably and in good faith, without having a corresponding adverse effect on all other Stockholders, shall require the consent of such Stockholder, or, in the case of the Management Stockholders, the consent of Management Stockholders owning at least a majority of the shares of Common Stock then owned by the Management Stockholders.

          SECTION 6.11. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS
OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS OF EACH PARTY ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE

WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          SECTION 6.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 6.13. Remedies. The failure by any party hereto to comply in all material respects with each provision of this Agreement applicable thereto, or to fulfill in all material respects each of its obligations under this Agreement, will result in immediate and irreparable harm to the other parties hereto, which harm cannot be compensated adequately by recovery of damages alone. In the event of any such failure or threatened failure, the other parties hereto shall, in addition to any other rights or remedies available at law, in equity or otherwise, be entitled to temporary and permanent injunctive relief, specific performance and other equitable remedies.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    PANOLAM INDUSTRIES
                                       HOLDINGS, INC.

                                    By: /s/ William J. MacDonald
                                       ----------------------------
                                       Name: WILLIAM J. MACDONALD
                                       Title: PRESIDENT

                                    By:____________________________
                                       Name:
                                       Title:

                                    Metro Tower, Suite 1170
                                    950 Tower Lane
                                    Foster City, California 94404-2121
                                    Attention: Richard D. Paterson
                                    Telephone: (415) 286-2350
                                    Telecopy:  (415) 286-2383

                                    GENSTAR CAPITAL
                                      PARTNERS II, L.P.

                                    By Genstar Capital LLC,
                                      as general partner


                                    By:____________________________
                                       Name:
                                       Title:

                                    By:____________________________
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    PANOLAM INDUSTRIES
                                       HOLDINGS, INC.

                                    By:____________________________
                                       Name:
                                       Title:

                                    By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------
                                       Name:
                                       Title:

                                    Metro Tower, Suite 1170
                                    950 Tower Lane
                                    Foster City, California 94404-2121
                                    Attention: Richard D. Paterson
                                    Telephone: (415) 286-2350
                                    Telecopy:  (415) 286-2383

                                    GENSTAR CAPITAL
                                      PARTNERS II, L.P.

                                    By Genstar Capital LLC,
                                      as general partner


                                    By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------
                                       Name:
                                       Title:

                                    By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------
                                       Name:
                                       Title:


                                       Metro Tower, Suite 1170
                                       950 Tower .Lane
                                       Foster City, California 94404-2121
                                       Attention: Richard D. Paterson
                                       Telephone: (415) 286-2350
                                       Telecopy: (415) 286-2383

                                       CCFL SUBORDINATED DEBT
                                         FUND AND COMPANY,
                                         LIMITED PARTNERSHIP

                                       By:  CCFL Mezzanine Partners of
                                           Canada Limited, as general partner

                                       By:/s/ Nagib Premji
                                          -------------------------
                                          Name: NAGIB PREMJI
                                          Title: TREASURER

                                       70 University Avenue
                                       Suite 1450
                                       Toronto, Ontario, Canada
                                       M5J 2M4
                                       Attention: Robert Olsen
                                       Telephone: (416) 977-1450
                                       Telecopy: (416) 977-6764

                                       DOMTAR INDUSTRIES INC.

                                       By: /s/  Y.G. Katsuyama
                                          -------------------------
                                          Name: Y.G. KATSUYAMA
                                          Title:  ASST. GENERAL COUNSEL

                                       c/o Domtar Inc.
                                       395 de Maisonneuve Blvd. West
                                       Montreal, Quebec, Canada
                                       H3A IL6
                                       Attention; Pierre Fitzgibbon
                                       Telephone: (514) 848-5400
                                       Telecopy: (514) 848-5057

                                           /s/ Claude P. Arcand
                                          -------------------------
                                               CLAUDE P. ARCAND

                                        As party to the Stockholders'
                                        Agreement among Panolam Industries
                                        Holdings Inc. and the holders of its
                                        capital stock, dated June ________, 1996

                                                                 CPA